                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 22, 1998

                                 OWENS CORNING
             (Exact name of registrant as specified in its charter)


     Delaware                   1-3660               34-4323452
     (State or other         (Commission            (IRS Employer
     jurisdiction            File Number)         Identification No.)
     of incorporation)


One Owens Corning Parkway, Toledo, Ohio                   43659
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:    (419) 248-8000.
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Item 5.   Other Events.

          Owens Corning, a Delaware corporation (the "Company") has registered Debt Securities ("Debt Securities") pursuant to its Registration Statement No. 333-47961. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Company has created a series of Debt Securities for issuance under an Indenture dated as of May 5, 1997, between the Company and The Bank of New York (the "Indenture") in the aggregate principal amount of $400,000,000. Such series has been designated as the Company's 7 1/2% Debentures due August 1, 2018 (the "Debentures"). The terms of the Debentures are set forth in the specimen global security filed as Exhibit 4.1 hereto.

Item 7.  Financial Statements and Exhibits.


                                    EXHIBITS


Designation               Description                     Method of Filing
-----------               -----------                     ----------------
Exhibit 4.1         Form of specimen Global            Filed with this report.
                    Security for Owens Corning
                    7 1/2% Debentures due August
                    1, 2018.

Exhibit 5.1         Opinion of Shearman &              Filed with this report.
                    Sterling.

Exhibit 23.1        Consent of Shearman &              Filed with this report.
                    Sterling is contained in their
                    opinion set forth in Exhibit
                    5.1.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       OWENS CORNING
                                       Registrant

Date: July 22, 1998                By: /s/ Domenico Cecere
                                       -------------------

                                       Domenico Cecere
                                       Senior Vice President and Chief Financial
                                       Officer
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                                 EXHIBIT INDEX

Designation         Description
-----------         -----------------------------------------------------------
Exhibit 4.1         Form of specimen Global Security for Owens Corning 7 1/2%
                    Debentures due August 1, 2018.

Exhibit 5.1         Opinion of Shearman & Sterling.

Exhibit 23.1 Consent of Shearman & Sterling is contained in their opinion set forth in Exhibit 5.1.